Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Textainer Group Holdings Limited

Century House

16 Par-La-Ville Road

Hamilton HM 08

Bermuda

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of container units in connection with the proposed offering of Textainer Marine Containers VII Limited, Fixed Rate Asset-Backed Notes, Series 2024-1. Textainer Group Holdings Limited (the “Company”) is responsible for the information provided to us, including the information set forth in the Container Units Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Container Units Data File. Additionally, Wells Fargo Securities, LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 15, 2024, representatives of the Company provided us with a container unit listing (the “Container Unit Listing”), with respect to 174,513 container units. At your instruction, we randomly selected 25 container units from the Container Unit Listing (the “Sample Units”) that indicated a (i) “Y” in the “SMALL” field of the Container Until Listing and (ii) “N” in the “CONSTRUCTION UNITS” field of the Container Unit Listing.

Further, on July 17, 2024, representatives of the Company provided us with a computer generated container unit data file and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2024, with respect to each of the 174,513 container units set forth on the Container Unit Listing (the “Container Units Data File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Units relating to the container unit characteristics (the “Characteristics”) set forth on the Container Units Data File and indicated below.

Characteristics

1.	Container Unit ID (informational purposes only)	8.	Equipment type
2.	Lessee name	9.	New/used
3.	Lease type	10.	Original equipment cost
4.	Lease start date	11.	Manufactured date
5.	Lease expiration date	12.	Age
6.	Lease rate	13.	Net book value
7.	Buyout amount*

*	For Sample Units with a lease type of “PR” (as set forth on the Lease Agreement) only.

We compared Characteristics 2. through 7. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”); Characteristics 8. and 9. to the Lease Agreement or “Invoice;” Characteristic 10. to screen shots from the Company’s fixed asset management system (the “Fixed Asset Management System Screen Shots”); Characteristic 11. to the “Certificate of Inspection.”

With respect to Characteristic 12., we recalculated the age as the number of months between the (i) manufactured date (as set forth on Container Units Data File) and (ii) June 30, 2024. We compared the results of such recalculations to the age set forth on the Container Units Data File.

With respect to our comparison of Characteristic 13., for each Sample Unit with a lease type of (i) “PR” (as set forth on the Lease Agreement), we compared the net book value as set forth on the Container Units Data File to the corresponding information set forth on the “Amortization Schedule” or (ii) “MS,” “SP” or “TR” (as set forth on the Lease Agreement), we recalculated the net book value using (a) the original equipment cost (as set forth on Fixed Asset Management System Screen Shots), (b) the number of years of depreciation and the “residual value” (each as indicated by the Company) and (c) certain methodologies provided to us by the Company. We compared the results of such recalculations to the net book value set forth on the Container Units Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 4., 5., and 11., differences of 30 days or less are deemed to be “in agreement;” and

•	with respect to our comparison of Characteristic 13., differences of 3.0% or less of the net book value indicated on the Container Units Data File will be deemed to be “in agreement.”

The container unit documents referred to above, including any information obtained from the indicated system, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Container Unit Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Container Unit Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Container Unit Documents. In addition, we make no representations as to whether the Container Unit Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Units.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Container Unit Data File were found to be in agreement with the above-mentioned Container Unit Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the container units underlying the Container Unit Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the container units or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Container Unit Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

July 24, 2024